CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                  We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Talk Visual Corporation of our report dated March 29, 1999 appearing in Talk Visual Corporation?s Joint Proxy Statement/Prospectus/Notification of Merger dated May 28, 1999.

                                                /s/Mayer Rispler & Company
                                                --------------------------
                                                MAYER RISPLER & COMPANY, P.C.

Brooklyn, New York
December 16, 1999

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated March 12, 1998, with respect to the financial statements of Talk Visual Corporation (formerly known as Legacy Software, Inc.) for the years ended December 31, 1996 and 1997 appearing in Talk Visual Corporation?s Annual Report on Form 10-KSB/A for the year ended December 31, 1998 and appearing in Talk Visual Corporation?s Joint Proxy Statement/Prospectus/Notification of Merger dated May 28, 1999. Our report contains an explanatory paragraph regarding the Company?s ability to continue as a going concern.


                                                       /s/BDO Seidman
                                                       --------------
                                                       BDO Seidman, LLP

Los Angeles, California
December 14, 1999

                               CONSENT OF COUNSEL

                  The consent of Tory Haythe is contained in their opinion filed as Exhibit 5 to this Registration Statement.

                                INDEX TO EXHIBITS

================================================================================
Number       Description of Exhibit                                   Page
------       ----------------------                                   ----
4            Talk Visual Corporation 1999 Stock                        11
             Compensation Plan, as amended
--------------------------------------------------------------------------------
5            Opinion of Tory Haythe                                    12
--------------------------------------------------------------------------------
23(i)        Consent of Mayer Rispler & Company, P.C.
             (see "Consent of Independent Certified Public             7
             Accountants" in the Registration Statement)
--------------------------------------------------------------------------------
23(ii)       Consent of BDO Seidman, LLP (see "Consent of
             Independent Certified Public Accountants" in              8
             the Registration Statement)
--------------------------------------------------------------------------------
23(iii)      Consent of Tory Haythe (contained                         12
             in Exhibit 5)
--------------------------------------------------------------------------------
24           Power of Attorney (see Power of Attorney
             in the Registrati-- Statement)                            6
================================================================================